Embarcadero Funds

SUPPLEMENT DATED JULY 19, 2010 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2010

This Supplement updates certain information contained in the Embarcadero Funds’ Prospectus and Statement of Additional Information dated April 30, 2010.  You should retain this Supplement and the Prospectus for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

After careful and ongoing monitoring of the Funds and consideration of various alternatives, including liquidation of the Funds, the Board of Directors is considering the reorganization of the Funds into a multi-cap growth fund advised by a different investment adviser.  The reorganizations would be subject to approval by the Funds’ shareholders.  Should the Board of Directors approve the merger, proxy materials discussing the proposed acquiring fund and the proposed reorganizations are expected to be mailed to shareholders later this summer.

Pending approval by shareholders of the reorganizations, the Funds will remain invested in high quality short-term money market instruments or funds.

The Board of Directors is also considering removing the expense cap presently applicable to the Funds, effective no earlier than July 27, 2010.  Accordingly, as of that date, references to the expense limitation in the Prospectus, including in the Funds’ fee tables, will be deleted from the Prospectus and Statement of Additional Information.  Since the Funds will not be implementing their contemplated investment programs pending the reorganizations and will instead be invested in short term cash equivalents, the line items in the Funds’ fee tables for “Dividend Expenses on Short Sales” and “Acquired Fund Fees and Expenses are deleted.

If the Funds' shareholders do not approve the reorganizations, the Board of Directors will consider other options, including liquidation of both Funds.